LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 2000

Seeking long-term growth of capital,
current income and growth of income

KEMPER U.S. GROWTH AND
INCOME FUND

 "... Through the first three quarters of 2000, the result of this repositioning has been a marked improvement in relative performance, as well as reduced downside volatility. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

9
TERMS TO KNOW

11
INDUSTRY SECTORS

12
LARGEST HOLDINGS

13
PORTFOLIO OF INVESTMENTS

16
FINANCIAL STATEMENTS

19
FINANCIAL HIGHLIGHTS

21
NOTES TO FINANCIAL STATEMENTS

25
REPORT OF INDEPENDENT AUDITORS

26
TAX INFORMATION

AT A GLANCE

 KEMPER U.S. GROWTH AND INCOME
 FUND TOTAL RETURNS*
 FOR THE YEAR ENDED SEPTEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Kemper U.S. Growth And Income Fund Class A                                         9.9
Kemper U.S. Growth And Income Fund Class B                                         9.2
Kemper U.S. Growth And Income Fund Class C                                        9.21
Lipper Multi-Cap Value Funds Category Average*                                   11.94

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
*TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER U.S. GROWTH AND INCOME
    FUND CLASS A                    $10.94     $9.99
 .........................................................
    KEMPER U.S. GROWTH AND INCOME
    FUND CLASS B                    $10.88     $9.98
 .........................................................
    KEMPER U.S. GROWTH AND INCOME
    FUND CLASS C                    $10.87     $9.97
 .........................................................

 KEMPER U.S. GROWTH AND INCOME
 FUND RANKINGS AS OF 9/30/00+

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP VALUE FUNDS CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR                  #255 of               #267 of               #266 of
                           475 funds             475 funds             475 funds
 ..........................................................................................

+LIPPER, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE YEAR ENDED SEPTEMBER 30, 2000, KEMPER U.S. GROWTH AND INCOME FUND PAID THE FOLLOWING DIVIDEND.

                                                   INCOME
                                                  DIVIDEND
 ....................................................................
    KEMPER U.S. GROWTH AND INCOME FUND
    CLASS A                                       $0.0370
 ....................................................................
    KEMPER U.S. GROWTH AND INCOME FUND
    CLASS B                                       $0.0170
 ....................................................................
    KEMPER U.S. GROWTH AND INCOME FUND
    CLASS C                                       $0.0180
 ....................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Data provided by Morningstar, Inc. Chicago,
BOX] Il (312) 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculation by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE
                           BOXES DO NOT REPRESENT AN ASSET ASSESSMENT OF RISK
                           AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S
                           PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM
                           VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR
                           CATEGORY, WHICH IS BASED ON AN ACTUAL INVESTMENT
                           STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO
                           HOLDINGS. MORNINGSTAR HAS PLACED KEMPER U.S. GROWTH
                           AND INCOME FUND IN THE LARGE VALUE CATEGORY. PLEASE
                           CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVEST-
                           MENT POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[MILLARD PHOTO]

KATHLEEN MILLARD JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1991 AS A PORTFOLIO MANAGER AND BEGAN HER INVESTMENT CAREER IN 1983. MILLARD HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE AS A PORTFOLIO MANAGER SPECIALIZING IN VALUE-STYLE PORTFOLIOS AND IS A CHARTERED FINANCIAL ANALYST. GREGORY ADAMS, WHO JOINED THE FIRM IN 1999, IS A PORTFOLIO MANAGER OF THE FUND. HE IS ALSO A CHARTERED FINANCIAL ANALYST.
THE TEAM IS SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER INVESTMENT SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF KATHLEEN MILLARD AND GREGORY ADAMS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

IN THE FOLLOWING INTERVIEW, LEAD PORTFOLIO MANAGER KATHLEEN MILLARD AND PORTFOLIO CO-MANAGER GREG ADAMS DISCUSS THE MARKET ENVIRONMENT AND THE FUND'S INVESTMENT STRATEGY DURING THE 12-MONTH PERIOD ENDED SEPTEMBER 30, 2000.


Q      KEMPER U.S. GROWTH AND INCOME FUND TRAILED ITS BENCHMARK OVER THE FULL
YEAR, BUT IT HAS DEMONSTRATED IMPROVED PERFORMANCE YEAR-TO-DATE. WHY?


A      The fund's 12-month total return was 9.90 percent (Class A shares, unadjusted for any sales charges), below the 13.27 percent return of its unmanaged benchmark, the S&P 500 Stock index (S&P). For the calendar year-to-date, however, the fund has produced a return of 2.05 percent, versus a loss of
1.39 percent for the index. We believe that the fund's recent strength demonstrates the value of the repositioning that we undertook in October of last year.

  The bulk of the fund's underperformance was recorded in the first half of the period, during which investors eschewed quality companies in favor of "momentum" stocks in the technology, media and telecommunications (TMT) areas. As stocks in these sectors grabbed headlines with outrageous gains, the vast majority of stocks outside of these areas remained mired in a bear market. Since we pursue a value-oriented strategy, the fund was not invested in the types of high-flying technology stocks that led the market in the first half of the reporting period. As a result, its six-month return as of March 31, 2000, stood at 8.59 percent, below the 17.50 percent gain by the S&P.

  In the last six months, however, the market environment has changed dramatically. Higher-valuation technology stocks have declined sharply, momentum-based strategies have fallen out of favor, and investors have turned their attention to stocks with more reasonable valuations. The onset of a more challenging environment allowed the value of the fund's repositioning to become evident: over the final six months of the fiscal year, it posted a return of
1.20 percent, beating the 3.60 percent loss by the S&P. In outperforming the S&P during this volatile period, we achieved one of the fund's key objectives: providing a margin of safety to investors at the times when the market is falling. In fact, the fund outperformed the benchmark in four of the six months that the S&P has fallen so far in 2000. We feel that the fund's recent performance illustrates the potential effectiveness of a strategy that seeks to reduce downside risk.



Q      YOU MENTIONED THAT THE FUND WAS REPOSITIONED. WILL YOU PROVIDE SOME
DETAIL ON THE CHANGES?


A      In October of 1999, we took over management of the fund. At that time we made some changes to the fund's investment approach and repositioned the fund's portfolio. Our goal was to broaden the fund's investment universe beyond that of stocks with high relative dividend yields, a criterion that had become increasingly limiting in the "new economy." We also sought to move the fund to an investment that "blends" growth with value traits.

  Through the first three quarters of 2000, the result of this repositioning has been a marked improvement in relative performance, as well as

PERFORMANCE UPDATE

reduced downside volatility. After underperforming the broad stock market -- as well as much of its peer group in 1999, Kemper U.S. Growth And Income Fund (Class A shares, unadjusted for a sales charge) solidly outperformed the S&P in the first nine months of 2000. In keeping with our goal of managing risk in down markets, the fund has also weathered this year's volatile market environment.



Q      HOW DO YOU PICK STOCKS FOR THE FUND?


A      Our investment process breaks down into three basic steps. First, on a monthly basis, we use a quantitative screen to sort a universe of 1,000 stocks based on traditional valuation methods, including low price-to-earnings ratio, low price-to-cash-flow, high relative dividend yield, and other measures such as the direction of earnings revisions.

  Next, our team of in-house equity analysts looks at each of the stocks that passed the quantitative screen to determine its fundamental strength. They look for companies with stable or improving fundamentals, such as positive trends in earnings and sales growth. If our analysts' findings warrant further investigation, we will often make on-site visits to gain a better understanding of the business objectives and strategies of our potential buy candidates.

  Finally, we employ a variety of risk management techniques in an effort to limit downside volatility and ensure that the portfolio's performance does not vary widely from that of the fund's peer group and the S&P 500 index.



Q      WILL YOU DESCRIBE A FUND HOLDING THAT HELPS TO ILLUSTRATE THE WAY THIS
INVESTMENT PROCESS IS PUT INTO PRACTICE?


A      An excellent example is Marsh & McLennan Companies, a diversified financial services firm that includes the world's largest insurance brokerage. We felt that the company was extremely attractive in terms of both its valuation -- as determined by our quantitative analysis -- and its fundamental strengths. In addition, our insurance analyst predicted a positive turn in pricing trends in the insurance industry and identified Marsh & McLennan as one of the companies that would be the first to benefit. We increased our holdings in the stock on that basis, making it one of the portfolio's top 10 positions. It has contributed a great deal to the fund's performance this year.



Q     WHAT SECTORS HELPED AND HURT KEMPER U.S. GROWTH AND INCOME FUND'S
PERFORMANCE DURING THE FISCAL YEAR?


A      In terms of sector allocation, the fund is most heavily weighted in financial and technology stocks respectively. However, we are underweight in technology relative to the S&P 500, reflecting a more negative view on the sector's valuations and fundamentals. We acquired the bulk of our technology positions during corrections in the fourth quarter of 1999 and the second quarter of 2000.

  These downturns presented some extraordinary opportunities to purchase what we believed to be fundamentally sound growth companies at reasonable valuations. The fund's underweight position in tech stocks (relative to the S&P 500), as well as our strong stock picking within the group, helped boost its relative performance over the full year.

  The fund's overweight in financials, reflects our positive view on the sector. But as a value-oriented blend fund, however, the portfolio is underweighted in financials compared with pure value funds. Specifically, we are overweight in insurance, a position that helped performance significantly early in the year, and underweight banks. The portfolio's heavier weighting in financials proved beneficial to performance during the second half of the period.

  Strong stock selection in the consumer staples area, particularly food and consumer products names such as Pepsi and Anheuser-Busch, was an additional positive, as was our decision to add to the health care sector during the course of the year. Energy stocks helped on an absolute basis, but our decision to overweight the major integrated oils -- at the expense of oil services firms -- proved to be a negative. A key detractor was the fund's weighting in basic materials stocks.

  Individual stocks that hurt performance include the advertising agency Interpublic Group and Wal-Mart. Although these names have posted losses for the fund, we remain positive on their outlook going forward.

PERFORMANCE UPDATE



Q     WHAT IS YOUR OUTLOOK FOR VALUE STOCKS FROM HERE?


A     In light of the volatile nature of the recent market environment, it is difficult to predict the outlook for any single group. However, we believe that given the increasingly rational nature of the investment backdrop -- as well as growing risk aversion among investors -- value stocks will be better positioned to outperform than they have been during the past three years. Opportunities appear to be broadening, and we are optimistic about the prospects for Kemper U.S. Growth And Income Fund's systematic approach to building a value-oriented portfolio.

TERMS TO KNOW


CONSUMER STAPLES Products purchased by consumers on a regular basis, such as food, beverages, alcohol and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

MOMENTUM INVESTING The prac-tice of investing in the market's top-performing stocks in order to capture additional upward movements in their prices.

VALUE STOCK A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

WEIGHTING (OVER/UNDER) The allocation of assets -- usually in terms of sectors, industries or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR THE PERIOD ENDED SEPTEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                        1-YEAR   LIFE OF CLASS
----------------------------------------------------------------------------------------------------
    KEMPER U.S. GROWTH AND INCOME FUND CLASS A           3.57%       3.98%       (since 1/30/98)
 ....................................................................................................
    KEMPER U.S. GROWTH AND INCOME FUND CLASS B           6.20        4.55        (since 1/30/98)
 ....................................................................................................
    KEMPER U.S. GROWTH AND INCOME FUND CLASS C           9.21        5.56        (since 1/30/98)
 ....................................................................................................

KEMPER U.S. GROWTH AND INCOME FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 1/31/98 to 9/30/00
[LINE GRAPH]

                                                 KEMPER U.S. GROWTH AND       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                  INCOME FUND CLASS A1            STOCK INDEX*                   INDEX+
                                                 ----------------------       ---------------------        -------------------
1/31/98                                                  9425.00                    10000.00                    10000.00
                                                        10446.00                    11239.00                    10037.00
                                                        10179.00                    11566.00                    10087.00
9/30/98                                                  9108.00                    10375.00                    10124.00
                                                        10123.00                    12540.00                    10142.00
                                                        10241.00                    13122.00                    10210.00
                                                        11371.00                    14003.00                    10285.00
9/30/99                                                 10000.00                    13085.00                    10390.00
                                                        10875.00                    14988.00                    10415.00
                                                        11004.00                    15287.00                    10594.00
                                                        11021.00                    14839.00                    10668.00
9/30/00                                                 11174.00                    14654.00                    10695.00

KEMPER U.S. GROWTH AND INCOME FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 1/31/98 to 9/30/00
[LINE GRAPH]

                                                 KEMPER U.S. GROWTH AND       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                  INCOME FUND CLASS B1            STOCK INDEX*                   INDEX+
                                                 ----------------------       ---------------------        -------------------
1/31/98                                                 10000.00                    10000.00                    10000.00
                                                        11074.00                    11239.00                    10037.00
                                                        10769.00                    11566.00                    10087.00
9/30/98                                                  9628.00                    10375.00                    10124.00
                                                        10673.00                    12540.00                    10142.00
                                                        10780.00                    13122.00                    10210.00
                                                        11947.00                    14003.00                    10285.00
9/30/99                                                 10588.00                    13085.00                    10390.00
                                                        11391.00                    14988.00                    10415.00
                                                        11473.00                    15287.00                    10594.00
                                                        11441.00                    14839.00                    10668.00
9/30/00                                                 11288.00                    14654.00                    10695.00

KEMPER U.S. GROWTH AND INCOME FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 1/31/98 to 1/31/98
[LINE GRAPH]

                                                 KEMPER U.S. GROWTH AND       STANDARD & POOR'S 500        U.S. CONSUMER PRICE
                                                  INCOME FUND CLASS C1            STOCK INDEX*                   INDEX+
                                                 ----------------------       ---------------------        -------------------
1/31/98                                                 10000.00                    10000.00                    10000.00
                                                        11074.00                    11239.00                    10037.00
                                                        10770.00                    11566.00                    10087.00
9/30/98                                                  9629.00                    10375.00                    10124.00
                                                        10664.00                    12540.00                    10142.00
                                                        10771.00                    13122.00                    10210.00
                                                        11940.00                    14003.00                    10285.00
9/30/99                                                 10580.00                    13085.00                    10390.00
                                                        11374.00                    14988.00                    10415.00
                                                        11468.00                    15287.00                    10594.00
                                                        11436.00                    14839.00                    10668.00
9/30/00                                                 11574.00                    14654.00                    10695.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE WITH CHANGING
MARKET CONDITIONS, SO THAT WHEN
REDEEMED, SHARES MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURN AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS, ASSUMING
  REINVESTMENT OF ALL DIVIDENDS AND, FOR
  CLASS A SHARES, ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE OF 5.75 PERCENT;
  FOR CLASS B SHARES, ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC) OF 3% AND FOR CLASS C
  SHARES, NO ADJUSTMENT FOR SALES
  CHARGE. THE MAXIMUM CDSC FOR CLASS B
  SHARES IS 4%. FOR CLASS C SHARES,
  THERE IS A 1% CDSC ON CERTAIN
  REDEMPTIONS WITHIN THE FIRST YEAR OF
  PURCHASE. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND FINANCIAL HIGHLIGHTS
  AT THE END OF THIS REPORT.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF
    DIVIDENDS AND ADJUSTMENT FOR THE
    MAXIMUM SALES CHARGE FOR CLASS A
    SHARES AND THE CDSC IN EFFECT AT THE
    END OF THE PERIOD FOR CLASS B
    SHARES. IN COMPARING KEMPER U.S.
    GROWTH AND INCOME FUND WITH THE
    STANDARD & POOR'S 500 STOCK INDEX*
    AND THE U.S. CONSUMER PRICE INDEX+,
    YOU SHOULD NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM
    SALES CHARGE, WHILE NO SUCH CHARGES
    ARE REFLECTED IN THE PERFORMANCE OF
    THE INDICES.

 *THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE IS WIESENBERGER(R).

 +THE U.S. CONSUMER PRICE INDEX IS A
  STATISTICAL MEASURE OF CHANGE, OVER
  TIME, IN THE PRICES OF GOODS AND
  SERVICES IN MAJOR EXPENDITURE GROUPS
  FOR ALL URBAN CONSUMERS. IT IS
  GENERALLY CONSIDERED TO BE A MEASURE
  OF INFLATION. SOURCE IS
  WIESENBERGER(R).

INDUSTRY SECTORS

KEMPER U.S. GROWTH AND INCOME FUND'S COMPOSITION BY SECTOR
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON SEPTEMBER 30, 2000.
[BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND             KEMPER U.S. GROWTH AND
                                                                   INCOME FUND ON 9/30/00             INCOME FUND ON 9/30/99
                                                                   ----------------------             ----------------------
Finance                                                                     19.1                               14.1
Technology                                                                  16.2                                4.9
Consumer nondurables                                                        15.7                               12.9
Communication services                                                      13.2                               17.8
Health care                                                                 12.1                                4.9
Energy                                                                         9                               10.9
Other                                                                          6                                3.3
Basic materials                                                              5.2                                4.1
Utilities                                                                    3.5                                3.7
Transportation                                                                 0                                5.5
Capital goods                                                                  0                               17.9

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER U.S. GROWTH AND INCOME FUND REPRESENTED ON SEPTEMBER 30, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                                   KEMPER U.S. GROWTH AND          STANDARD & POOR'S 500 STOCK
                                                                 INCOME FUND AS OF 9/30/00             INDEX AS OF 9/30/00
                                                                 -------------------------         ---------------------------
Finance                                                                     19.1                               14.5
Technology                                                                  16.2                               34.1
Consumer nondurables                                                        15.7                               16.1
Communication services                                                      13.2                                  6
Health care                                                                 12.1                               10.3
Energy                                                                         9                                5.4
Other                                                                          6                                  0
Basic materials                                                              5.2                                1.9
Utilities                                                                    3.5                                2.9
Transportation                                                                 0                                0.5
Capital goods                                                                  0                                8.3

* The Standard & Poor's 500 Stock index is an unmanaged index generally representative of the U.S. stock market. Source is Wiesenberger(R).

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 34.9 percent of the fund's common stock holdings on September 30, 2000.

            HOLDINGS                   DESCRIPTION                          PERCENT
-----------------------------------------------------------------------------------
1.          EXXON MOBIL                The largest integrated oil company     5.3%
                                       in the world. Engages in oil and
                                       gas exploration, production,
                                       supply, transportation and
                                       marketing.
-----------------------------------------------------------------------------------
2.          CORNING                    The world's leading manufacturer of    4.7%
                                       fiber-optic cable. Also makes
                                       photonic components, industrial and
                                       scientific products (emission
                                       controls and semiconductor
                                       materials) and glass products for
                                       televisions, VCRs and flat-panel
                                       displays.
-----------------------------------------------------------------------------------
3.          CITIGROUP                  The largest financial services firm    3.7%
                                       in the U.S., formed from the merger
                                       of Citicorp and Travelers Group.
                                       Together with its subsidiaries,
                                       including Citibank and Salomon
                                       Smith Barney, offers credit card,
                                       banking, insurance and investment
                                       services in approximately 100
                                       countries.
-----------------------------------------------------------------------------------
4.          ORACLE                     A leading developer of database        3.4%
                                       management systems software,
                                       software development tools and
                                       corporate resource management
                                       applications. Also offers
                                       consulting services and technical
                                       support.
-----------------------------------------------------------------------------------
5.          GENERAL ELECTRIC           A broadly diversified company with     3.3%
                                       major businesses, including power
                                       generators, appliances, lighting,
                                       plastics, medical systems, aircraft
                                       engines, financial services and
                                       broadcasting.
-----------------------------------------------------------------------------------
6.          AMERICAN INTERNATIONAL     A leading provider of                  3.2%
            GROUP                      property/casualty and specialty
                                       insurance in the U.S. and life
                                       insurance operations abroad.
                                       Together with its subsidiaries, the
                                       company provides financial services
                                       and asset management, auto
                                       insurance, mortgage guaranties and
                                       annuities.
-----------------------------------------------------------------------------------
7.          MARSH &                    The world's largest insurance          3.1%
            MCLENNAN                   brokerage, providing reinsurance,
                                       insurance program management
                                       services, and insurance industry
                                       investment and advisory services.
-----------------------------------------------------------------------------------
8.          INTEL                      Engaged in the design, development,    2.8%
                                       manufacturing and sale of advanced
                                       semiconductors and integrated
                                       circuits.
-----------------------------------------------------------------------------------
9.          PEPSICO                    A diversified manufacturer of food     2.7%
                                       products, including soft drinks
                                       (Pepsi, Mountain Dew, Slice), snack
                                       foods (Doritos, Fritos, Lays,
                                       Ruffles, Rold Gold pretzels), fruit
                                       juices (Tropicana Pure Premium) and
                                       bottled water (Aquafina).
-----------------------------------------------------------------------------------
10.         AMERICAN HOME PRODUCTS     Distributor of pharmaceuticals and     2.7%
                                       consumer health care products
                                       developed by subsidiaries,
                                       including Wyeth-Ayerst Laboratories
                                       (maker of Premarin, the most widely
                                       prescribed drug in the U.S.) and
                                       Whitehall-Robins Healthcare
                                       (producer of Advil, Robitussin and
                                       Preparation H).
-----------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER U.S. GROWTH & INCOME FUND
Portfolio of Investments at September 30, 2000

    REPURCHASE AGREEMENTS--3.5%                                                       PRINCIPAL AMOUNT      VALUE
                                             State Street Bank & Trust Company,
                                               6.48%, to be repurchased at
                                               $1,245,672 on 10/02/2000**
                                               (Cost $1,245,000)                         $1,245,000      $ 1,245,000
                                             ---------------------------------------------------------------------------
                                                                                         NUMBER OF
    COMMON STOCKS--96.5%                                                                   SHARES

    CONSUMER DISCRETIONARY--1.9%
      DEPARTMENT & CHAIN STORES
                                             Wal-Mart Stores, Inc.                           14,300          688,188
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--7.4%
      ALCOHOL & TOBACCO--2.2%
                                             Anheuser-Busch Companies, Inc.                  18,200          770,088
                                             ---------------------------------------------------------------------------

      FOOD & BEVERAGE--2.6%
                                             PepsiCo, Inc.                                   20,200          929,200
                                             ---------------------------------------------------------------------------

      PACKAGE GOODS/ COSMETICS--2.6%
                                             Avon Products, Inc.                             18,100          739,838
                                             Procter & Gamble Co.                             2,700          180,900
                                             ---------------------------------------------------------------------------
                                                                                                             920,738
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--6.4%
      TELEPHONE/COMMUNICATIONS
                                             BellSouth Corp.                                 13,000          523,250
                                             SBC Communications, Inc.                        15,911          795,550
                                             Sprint Corp.                                     6,900          202,256
                                             Verizon Communications                          15,586          754,940
                                             ---------------------------------------------------------------------------
                                                                                                           2,275,996
------------------------------------------------------------------------------------------------------------------------

    DURABLES--3.3%
      AEROSPACE--1.8%
                                             Boeing Co.                                      10,200          642,600
                                             ---------------------------------------------------------------------------

      AUTOMOBILES--0.7%
                                             Ford Motor Co.                                  10,357          262,162
                                             ---------------------------------------------------------------------------

      CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--0.8%
                                             Deere & Co.                                      8,500          282,625
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ENERGY--8.7%
      OIL & GAS PRODUCTION--5.7%
                                             Burlington Resources, Inc.                       5,300          195,106
                                             Exxon Mobil Corp.                               20,449        1,822,517
                                             ---------------------------------------------------------------------------
                                                                                                           2,017,623

      OIL COMPANIES--2.0%
                                             Chevron Corp.                                    8,275          705,444
                                             ---------------------------------------------------------------------------

      OILFIELD SERVICES--1.0%
                                             Schlumberger, Ltd.                               4,600          378,638
                                             ---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                         NUMBER OF
                                                                                           SHARES           VALUE

    FINANCIAL--20.1%
    BANKS--5.3%
                                             Bank One Corp.                                  10,700      $   413,288
                                             Chase Manhattan Corp.                           11,775          543,858
                                             FleetBoston Financial Corp.                     11,500          448,500
                                             Washington Mutual, Inc.                         12,500          497,656
                                             ---------------------------------------------------------------------------
                                                                                                           1,903,302

    INSURANCE--3.1%
                                             American International Group, Inc.              11,550        1,105,191
                                             ---------------------------------------------------------------------------

    CONSUMER FINANCE--5.6%
                                             American Express Co.                             4,200          255,150
                                             Citigroup, Inc.                                 23,366        1,263,224
                                             Mellon Financial Corp.                          10,300          477,663
                                             ---------------------------------------------------------------------------
                                                                                                           1,996,037

    OTHER FINANCIAL COMPANIES--6.1%
                                             Federal National Mortgage Association            6,875          491,563
                                             Marsh & McLennan Companies, Inc.                 8,000        1,062,000
                                             Morgan Stanley Dean Witter & Co.                 6,600          603,488
                                             ---------------------------------------------------------------------------
                                                                                                           2,157,051
------------------------------------------------------------------------------------------------------------------------

    HEALTH--11.7%
    BIOTECHNOLOGY--0.5%
                                             Amgen, Inc.*                                     1,200           83,794
                                             Genzyme Corp.*                                   1,200           81,825
                                             ---------------------------------------------------------------------------
                                                                                                             165,619

    MEDICAL SUPPLY & SPECIALTY--2.1%
                                             Baxter International, Inc.                       4,600          367,138
                                             Medtronic, Inc.                                  7,400          383,413
                                             ---------------------------------------------------------------------------
                                                                                                             750,551

    PHARMACEUTICALS--9.1%
                                             American Home Products Corp.                    16,300          921,969
                                             Bristol-Myers Squibb Co.                         6,950          397,019
                                             Eli Lilly & Co.                                  7,000          567,875
                                             Johnson & Johnson                                4,700          441,506
                                             Merck & Co., Inc.                                7,500          558,281
                                             Pfizer, Inc.                                     8,200          368,488
                                             ---------------------------------------------------------------------------
                                                                                                           3,255,138
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--9.5%
    CHEMICALS--0.9%
                                             Dow Chemical Co.                                12,200          304,238
                                             ---------------------------------------------------------------------------

    CONTAINERS & PAPER--0.7%
                                             International Paper Co.                          9,300          266,794
                                             ---------------------------------------------------------------------------

    DIVERSIFIED MANUFACTURING--3.2%
                                             General Electric Co.                            19,600        1,130,675
                                             ---------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--4.5%
                                             Corning, Inc.                                    5,375        1,596,375
                                             ---------------------------------------------------------------------------

    MACHINERY/COMPONENTS/ CONTROLS--0.2%
                                             Parker-Hannifin Corp.                            2,500           84,375
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.3%
    ADVERTISING--0.9%
                                             Interpublic Group of Companies, Inc.             9,700          330,406
                                             ---------------------------------------------------------------------------

    BROADCASTING & ENTERTAINMENT--2.0%
                                             Walt Disney Co.                                 18,200          696,150
                                             ---------------------------------------------------------------------------

    CABLE TELEVISION--1.4%
                                             Comcast Corp. - Special "A"*                    12,100          495,344
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.7%
    STEEL & METALS
                                             Alcoa, Inc.                                     10,000          253,125
                                             ---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         NUMBER OF
                                                                                           SHARES           VALUE

    SERVICE INDUSTRIES--2.1%
    PRINTING/PUBLISHING
                                             McGraw-Hill, Inc.                               11,500      $   730,969
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--16.7%
    COMPUTER SOFTWARE--5.9
                                             America Online, Inc.*                            7,100          381,625
                                             Intuit, Inc.*                                    4,400          250,800
                                             Microsoft Corp.*                                 5,000          301,250
                                             Oracle Corp.*                                   15,000        1,181,250
                                             ---------------------------------------------------------------------------
                                                                                                           2,114,925

    EDP PERIPHERALS--1.7%
                                             EMC Corp.*                                       6,000          594,750
                                             ---------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--2.6%
                                             Analog Devices, Inc.*                            2,100          173,381
                                             Cisco Systems, Inc.*                            13,600          751,400
                                             ---------------------------------------------------------------------------
                                                                                                             924,781

    ELECTRONIC DATA PROCESSING--3.6%
                                             Compaq Computer Corp.                           19,400          535,052
                                             Hewlett-Packard Co.                              3,700          358,900
                                             International Business Machines Corp.            3,500          393,750
                                             ---------------------------------------------------------------------------
                                                                                                           1,287,702

    SEMICONDUCTORS--2.9%
                                             Intel Corp.                                     22,700          943,469
                                             Linear Technology Corp.                          1,300           84,175
                                             ---------------------------------------------------------------------------
                                                                                                           1,027,644
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.3%
    AIRLINES
                                             AMR Corp.*                                       3,300          107,869
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--3.4%
    ELECTRIC UTILITIES
                                             FPL Group, Inc.                                  6,900          453,675
                                             Unicom Corp.                                    13,425          754,317
                                             ---------------------------------------------------------------------------
                                                                                                           1,207,992
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $28,549,066)                                          $34,360,305
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $29,794,066)                                          $35,605,305
                                             ---------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $29,852,585. At September 30, 2000, net unrealized appreciation for all investment securities based on tax cost of $5,752,720. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $6,801,174 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over value of $1,048,454.

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2000

ASSETS
Investments in securities, at value (cost $29,794,066)          $35,605,305
---------------------------------------------------------------------------
Receivable for investments sold                                     333,184
---------------------------------------------------------------------------
Dividends receivable                                                 19,449
---------------------------------------------------------------------------
Interest receivable                                                     448
---------------------------------------------------------------------------
Receivable for Fund shares sold                                      69,410
---------------------------------------------------------------------------
Deferred organization expense                                         4,804
---------------------------------------------------------------------------
TOTAL ASSETS                                                    $36,032,600
---------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                 1,097
---------------------------------------------------------------------------
Payable for investments purchased                                   554,863
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                     48,126
---------------------------------------------------------------------------
Accrued management fee                                              128,032
---------------------------------------------------------------------------
Other accrued expenses                                                3,987
---------------------------------------------------------------------------
Total liabilities                                                   736,105
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $35,296,495
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income    $    (2,146)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                        5,811,239
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (3,208,483)
---------------------------------------------------------------------------
Paid-in capital                                                  32,695,885
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $35,296,495
---------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($15,973,207 / 1,460,012 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                        $10.94
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $10.94)             $11.61
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,665,300 /
  1,439,438 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                  $10.88
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,657,988 /
  336,419 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                  $10.87
---------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $158)               $   548,823
---------------------------------------------------------------------------
Interest                                                             80,966
---------------------------------------------------------------------------
Total income                                                        629,789
---------------------------------------------------------------------------
Expenses:
Management fee                                                      219,154
---------------------------------------------------------------------------
Services to shareholders                                            216,248
---------------------------------------------------------------------------
Custodian and accounting fees                                        70,275
---------------------------------------------------------------------------
Distribution services fees                                          142,540
---------------------------------------------------------------------------
Administrative services fees                                         88,817
---------------------------------------------------------------------------
Auditing                                                             35,000
---------------------------------------------------------------------------
Legal                                                                10,433
---------------------------------------------------------------------------
Trustees' fees and expenses                                           9,406
---------------------------------------------------------------------------
Reports to shareholders                                              21,200
---------------------------------------------------------------------------
Registration fees                                                    37,403
---------------------------------------------------------------------------
Organization expense                                                  2,196
---------------------------------------------------------------------------
Other                                                                 7,788
---------------------------------------------------------------------------
Total expenses, before expense reductions                           860,460
---------------------------------------------------------------------------
Expense reductions                                                 (241,874)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            618,586
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         11,203
---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                        (2,192,745)
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                    5,376,327
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        3,183,582
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 3,194,785
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED               YEAR ENDED
                                                                SEPTEMBER 30,            SEPTEMBER 30,
                                                                    2000                     1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $     11,203             $    269,093
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (2,192,745)                (583,498)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transaction                                                        5,376,327                1,958,912
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         3,194,785                1,644,507
------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
  Class A                                                            (22,699)                (174,068)
------------------------------------------------------------------------------------------------------
  Class B                                                             (8,774)                 (52,381)
------------------------------------------------------------------------------------------------------
  Class C                                                             (2,002)                 (23,486)
------------------------------------------------------------------------------------------------------
From tax return of capital
  Class A                                                            (44,918)                      --
------------------------------------------------------------------------------------------------------
  Class B                                                            (17,364)                      --
------------------------------------------------------------------------------------------------------
  Class C                                                             (3,961)                      --
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         18,117,524               27,739,907
------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                         92,391                  236,074
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (20,493,053)             (13,448,987)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (2,283,138)              14,526,994
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                    811,929               15,921,566
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 34,484,566               18,563,000
------------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of and undistributed net investment
income of ($2,146) and $23,755, respectively)                   $ 35,296,495             $ 34,484,566
------------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                     CLASS A
                                                                                 FOR THE PERIOD
                                                                                 JANUARY 30, 1998
                                                                                 (COMMENCEMENT OF
                                                 YEAR ENDED      YEAR ENDED      OPERATIONS) TO
                                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                    2000           1999             1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $9.99           9.12             9.50
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                        .04            .13              .07
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 .95            .86             (.38)
-------------------------------------------------------------------------------------------------
Total from investment operations                        .99            .99             (.31)
-------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.01)          (.12)            (.07)
-------------------------------------------------------------------------------------------------
Tax return of capital                                  (.03)            --               --
-------------------------------------------------------------------------------------------------
Total distributions                                    (.04)          (.12)            (.07)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                        10.94           9.99             9.12
-------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                  9.90          10.87            (3.36)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           15,973         17,118            8,777
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.86           2.10             2.59*
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.36           1.24             1.36*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               .38           1.29             1.56*
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              79             74               93*
-------------------------------------------------------------------------------------------------

                                                                     CLASS B
                                                                                 FOR PERIOD
                                                                                 JANUARY 30, 1998
                                                                                 (COMMENCEMENT OF
                                                 YEAR ENDED      YEAR ENDED      OPERATIONS) TO
                                                 SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                    2000           1999             1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $9.98           9.12             9.50
-------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                       (.03)           .05              .03
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                 .95            .86             (.38)
-------------------------------------------------------------------------------------------------
Total from investment operations                        .92            .91             (.35)
-------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (.01)          (.05)            (.03)
-------------------------------------------------------------------------------------------------
Tax return of capital                                  (.01)            --               --
-------------------------------------------------------------------------------------------------
Total distributions                                    (.02)          (.05)            (.03)
-------------------------------------------------------------------------------------------------
Net asset value, end of period                        10.88           9.98             9.12
-------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                  9.20           9.96            (3.72)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)           15,665         14,564            6,661
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.74           2.97             3.49*
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.01           2.01             2.01*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.29)           .52              .91*
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              79             74               93*
-------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                          CLASS C
                                                                                           FOR THE PERIOD
                                                                                           JANUARY 30, 1998
                                                                                           (COMMENCEMENT OF
                                                  YEAR ENDED           YEAR ENDED          OPERATIONS) TO
                                                 SEPTEMBER 30,        SEPTEMBER 30,        SEPTEMBER 30,
                                                     2000                 1999                1998
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $9.97                 9.12               9.50
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) (a)                         (.03)                 .06                .03
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                   .95                  .84               (.38)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                          .92                  .90               (.35)
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (.01)                (.05)              (.03)
-----------------------------------------------------------------------------------------------------------
Tax return of capital                                    (.01)                  --                 --
-----------------------------------------------------------------------------------------------------------
Total distributions                                      (.02)                (.05)              (.03)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                          10.87                 9.97               9.12
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)(C)                                    9.21                 9.88              (3.71)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)              3,658                2,803              3,125
-----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          3.16                 2.78               3.25*
-----------------------------------------------------------------------------------------------------------
Ratio of expenses after expenses reductions (%)          1.99                 1.99               1.99*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                (.28)                 .54                .93*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                79                   74                 93*
-----------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper U.S. Growth and Income Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair

NOTES TO FINANCIAL STATEMENTS

                             value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $1,354,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2006 ($407,000), September 30, 2007 ($263,000) and
                             September 30, 2008 ($684,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through September 30, 2000, the Fund incurred approximately $1,796,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended September 30, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------


2    PURCHASES AND
     SALES OF SECURITIES     For the year ended September 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                                       Purchases                                               $27,737,761
                                       Proceeds from sales                                      30,449,086

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .60% of the first $250 million of average daily net assets declining to .53% of average daily net assets in excess of $2.5 billion. The Fund incurred a management fee of $164,366 after an expense waiver by Scudder Kemper of $54,788 for the year ended September 30, 2000. This was equivalent to an annual effective rate of .45% for the year ended
                             September 30, 2000.

                             Scudder Kemper agreed to temporarily waive and reimburse certain operating expenses of the Fund. Under this arrangement, Scudder Kemper waived expenses of $185,072.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 2000 are $7,196.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 2000 were $191,857, of which $68,919 is unpaid at September 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees incurred by the Fund to KDI for the year ended September 30, 2000 were $88,817, of which $68,340 is unpaid at September 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $166,084 for the year ended September 30, 2000, of which $75,428 is unpaid at September 30, 2000.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 2000, the amount charged to the Fund by SFAC aggregated $62,250 of which $15,563 is unpaid at September, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the year ended September 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $9,406 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                      YEAR ENDED                        YEAR ENDED
                                                                  SEPTEMBER 30, 2000                SEPTEMBER 30, 1999
                                                              --------------------------         ------------------------
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                  816,162    $  8,574,774         1,269,644    $13,509,855
                                       ----------------------------------------------------------------------------------
                                        Class B                  640,610       6,740,098           988,435     10,194,577
                                       ----------------------------------------------------------------------------------
                                        Class C                  265,723       2,802,652           395,004      4,035,475
                                       ----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    5,997          62,844            16,213        164,090
                                       ----------------------------------------------------------------------------------
                                        Class B                    2,326          24,351             5,024         49,999
                                       ----------------------------------------------------------------------------------
                                        Class C                      497           5,196             2,212         21,985
                                       ----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (1,076,078)    (11,316,337)         (547,923)    (5,724,499)
                                       ----------------------------------------------------------------------------------
                                        Class B                 (662,643)     (6,973,579)         (251,501)    (2,915,653)
                                       ----------------------------------------------------------------------------------
                                        Class C                 (210,912)     (2,203,137)         (458,960)    (4,808,835)
                                       ----------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                       --              --            13,296        140,252
                                       ----------------------------------------------------------------------------------
                                        Class B                       --              --           (13,321)      (140,252)
                                       ----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $ (2,283,138)                     $14,526,994
                                       ----------------------------------------------------------------------------------

--------------------------------------------------------------------------------


5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended September 30, 2000, the Fund's custodian and transfer agent fees were reduced by $820 and $1,194 respectively, under these arrangements.

--------------------------------------------------------------------------------


6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER U.S. GROWTH AND INCOME FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper U.S. Growth And Income Fund as of September 30, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We have conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper U.S. Growth And Income Fund at September 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Boston, Massachusetts

                                          November 13, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

For corporate shareholders of Kemper U.S. Growth and Income Fund 100%, of the income earned during the year ended September 30, 2000 qualified for the dividends received deduction.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILLIP J. COLLORA                LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           JAMES M. EYSENBACH                Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                                  BRENDA LYONS
Chairman and Vice President       ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
FRED B. RENWICK
Trustee                           KATHLEEN MILLARD
                                  Vice President
JOHN G. WEITHERS
Trustee                           KATHRYN L. QUIRK
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Style/Value Style prospectus.
KUSGIF - 2(11/25/00) 1124180
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)